UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2021

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 2.01    Completion of Acquisition or Disposition of Assets.

On September 20, 2021, Electronic Arts Inc. (“Electronic Arts” or the “Company”) completed the previously announced acquisition (the “Acquisition") of Playdemic Limited, a private limited company incorporated in England and Wales (“Playdemic”). Pursuant to the Share Purchase Agreement (the “Share Purchase Agreement”), dated as of June 23, 2021, by and among the Company, Pine Interactive Ltd., a private limited company incorporated in England and wholly owned subsidiary of the Company (“Pine Interactive”), and WB/TT Holdings Limited, a private limited company incorporated in England and Wales (“WB/TT”), an affiliate of AT&T Inc. and WarnerMedia, Pine Interactive acquired the entire share capital of Playdemic for $1.4 billion in cash, subject to customary purchase price adjustments.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Electronic Arts with the Securities and Exchange Commission on June 23, 2021 and which is incorporated into this Current Report on Form 8-K by reference in its entirety.

Item 7.01    Regulation FD Disclosure.

On September 20, 2021, the Company, AT&T Inc. and WarnerMedia issued a joint press release announcing the closing of the Acquisition. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Share Purchase Agreement, dated as of June 23, 2021 by and among the Company, Pine Interactive Ltd. and WB/TT Holdings Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2021).

99.1	Press Release, dated as of September 20, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

INDEX TO EXHIBITS

Exhibit No.	Description
2.1
Share Purchase Agreement, dated as of June 23, 2021 by and among the Company, Pine Interactive Ltd. and WB/TT Holdings Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2021).

99.1	Press Release, dated as of September 20, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	September 20, 2021	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary